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                     CLASS A, CLASS B AND CLASS C SHARES OF

                           AIM STRATEGIC INCOME FUND

                         Supplement dated March 9, 2000
                   to the Prospectus dated February 28, 2000


The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 5 of the prospectus:

        "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

        o Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

        o Jan H. Friedli, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management. From 1994 to 1997, he was international fixed-income trader and analyst for Strong Capital Management.

        o Carolyn L. Gibbs, Senior Portfolio Manger, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

        o Scot W. Johnson, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1994.

        o Eric J. Peyton, Portfolio Manger, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1993 to 1998, he was an equity derivative trader for Cargill Financial Markets."